Exhibit 99

CFS COLONIAL FINANCIAL SERVICES, INC. Annual Meeting August 18, 2011

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

Forward Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to:

 statements of our goals, intentions and expectations;

 statements regarding our business plans, prospects, growth and operating strategies; statements regarding the asset quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

 general economic conditions, either nationally or in our market areas, that are worse than expected; competition among depository and other financial institutions;

 inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to successfully integrate acquired entities, if any; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board the Securities and Exchange Commission and the Public Company Accounting Oversight Board; changes in our organization, compensation and benefit plans; and changes in the financial condition or future prospects of issuers of securities that we own.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward looking statements.

Company Overview

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

Company Profile

  Colonial Bank, FSB, founded in 1913, is a federally chartered savings bank headquartered in Vineland, New Jersey

  Reorganized from a mutual institution to a two-tier mutual holding company structure in 2003 and completed minority stock offering in 2005

  On July 13, 2010, Colonial Financial Services, Inc. completed its second step conversion raising $23.0 million in gross proceeds

  Primary business activity is origination of one-to-four-family residential and commercial real estate loans

  Additional business activities include:

• Origination of home equity loans and lines of credit, commercial business loans, construction and land loans, multi-family real estate loans and consumer loans

• Investment in mortgage backed securities and other securities

  At June 30, 2011 Colonial had total assets of $601.2 million, total deposits of $515.5 million and stockholders equity of $71.8 million

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

Franchise Overview

Main Office

2745 South Delsea Drive Vineland, NJ

Branch Offices

Vineland: Mantua:

1771 South Lincoln Avenue 227 Bridgeton Pike 125 West Landis Avenue Millville: 1107 North High Street

Bridgeton: Sewell:

85 West Broad Street 271 Lambs Road

Cedarville: Upper Deerfield:

339 Main Street 1245 Highway 77

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

Market Area Overview

  Colonial Savings Bank operates 8 full-service branch offices in Gloucester and Cumberland counties in New Jersey

  Located in close proximity to several major urban centers

• Philadelphia, Pennsylvania

• Atlantic City, New Jersey

• Wilmington, Delaware

  As suburban communities to these urban centers, the market area has displayed stability in the recent environment and the outlook remains strong

• Median household income growth is expected to exceed both the state of New Jersey and the nation as a whole

  Broad range of employers.  Key industries include:

• Federal, state and local governments • Higher education

• Healthcare • Agriculture

• Retail • Food processing
Source:  SNL Financial 6

Deposit Market Share

COLONIAL FINANCIAL SERVICES, INC.

Cumberland, NJ

2010 Rank	Institution (ST)	Type	2010 Number of Branches	2010 Total Deposits in Market ($000)	2010 Total Market Share (%)
1	Sun Bancorp Inc. (NJ)	Bank	5	584,371	22.89
2	**Colonial Financial Services (NJ)**	**Thrift**	**7**	**422,729**	**16.56**
3	Susquehanna Bancshares Inc. (PA)	Bank	6	414,716	16.24
4	Toronto-Dominion Bank	Bank	5	264,111	10.34
5	Bank of America Corp. (NC)	Bank	5	175,876	6.89
6	Newfield Bancorp Inc. (NJ)	Bank HC	4	156,679	6.14
7	Capital Bank of New Jersey (NJ)	Comm'l Bank	2	149,099	5.84
8	Century Bancorp MHC (NJ)	Bank HC	3	133,345	5.22
9	Millville S&L Assn. (NJ)	Savings Inst	2	116,297	4.55
10	Fulton Financial Corp. (PA)	Bank	1	62,137	2.43
	Total For Institutions In Market		**43**	**2,553,332**	

Gloucester, NJ

2010 Rank	Institution (ST)	Type	2010 Number of Branches	2010 Total Deposits in Market ($000)	2010 Total Market Share (%)
1	Toronto-Dominion Bank	Bank	11	1,241,025	26.33
2	Fulton Financial Corp. (PA)	Bank	13	750,226	15.92
3	Wells Fargo & Co. (CA)	Bank	7	464,339	9.85
4	Parke Bancorp Inc. (NJ)	Bank	2	343,710	7.29
5	Gateway Community Finl (NJ)	Thrift HC	4	320,004	6.79
6	Newfield Bancorp Inc. (NJ)	Bank HC	7	256,382	5.44
7	Bank of America Corp. (NC)	Bank	6	204,553	4.34
8	PNC Financial Services Group (PA)	Bank	6	172,632	3.66
9	Susquehanna Bancshares Inc. (PA)	Bank	4	160,329	3.40
10	Hudson City Bancorp Inc. (NJ)	Thrift	1	132,108	2.80
12	**Colonial Financial Services (NJ)**	**Thrift**	**2**	**95,426**	**2.02**
	Total For Institutions In Market		**83**	**4,713,024**	

Source: SNL Financial

7

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

Business Strategy

 Implement a controlled growth strategy to prudently increase profitability and enhance shareholder value

 Maintain strong asset quality through conservative underwriting and aggressive monitoring of assets

 Emphasize lower cost core deposits

 Manage interest rate risk and reduce the exposure of our net interest income to changes in market interest rates

 Expand franchise through selective de novo branching

 Capitalize on existing infrastructure and management’s knowledge of the local banking environment

Financial Highlights

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

Loan Portfolio Growth

  After Colonial’s 2005 IPO, through a focus on loan generation and investment in personnel and infrastructure, Colonial rapidly grew its loan portfolio

Dollars in Millions $350 $312.8

AG R

$300 % C

15

$250

$200

Total Gross Loans $150 $133.4 $100

$50

$0

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

Loan Portfolio Composition

  Over the past several years, Colonial has focused on bolstering its commercial portfolio

  Recent growth in the commercial portfolio has slowed as Colonial aims to capitalize on this growth and improve profitability

Composition at June 30, 2011 CRE and Commercial Portfolio

Dollars in thousands

1-4 Family $160,000 44.1% $140,000

$23,253 $120,000 $24,185

Construction

1.1% $17,864

Consumer $100,000

0.4% $17,177 $80,000

Multifamily Home Equity

1.0% $60,000 $12,600

10.8% $114,242 $109,274 $97,075 $40,000 $7,337 $81,983 $55,606 $20,000 $39,186

Commercial 7.7% $0

CRE 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 6/30/11 YTD

34.9%

Commerical CRE

CFS
COLONIAL
FINANCIAL
SERVICES, INC.
Asset Quality Trends

 Colonial has steadily increased loan loss reserves over the past several quarters, while maintaining low levels of net charge-offs

NPAs/Assets

2.00% 1.86%

1.71%

1.50%

1.00% 0.93%

0.50% 0.38%

0.25% 0.06%

0.00%

12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 6/30/11 YTD

12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 6/30/11 YTD

NCOs/Avg. Loans (0.01%) 0.03% 0.02% 0.04% 0.12% 0.08% Reserves / Loans 0.69% 0.57% 0.69% 0.80% 1.09% 1.31% NPLs/ Loans 0.12% 0.48% 0.62% 1.63% 3.31% 2.92% Texas Ratio 0.61% 2.88% 4.72% 10.97% 15.07% 13.51%
Texas ratio defined as (NPAs + loans 90 days past due) / (tangible equity + loan loss reserve) 12

CFS
COLONIAL
FINANCIAL
SERVICES, INC.
Improving Deposit Base

  Colonial has grown core deposits, reduced reliance on borrowings, and decreased its cost of funding

  Since 2006 non-time deposits have grown 22% on a CAGR basis

Total $337,254 $371,382 $457,231 $500,366 $512,836 $515,527 Deposits

100%

80% 41% 44%

47%

59%

67% 69% 60%

40%

56% 59%

53%

20% 41%

33% 31%

0%

12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 6/30/11 YTD

Time Deposits Non-Time Deposits
Dollars in thousands 13

CFS
COLONIAL
FINANCIAL
SERVICES, INC.
Consistent Profitability

  While other financial institutions struggled, Colonial remained profitable throughout the economic downturn

Dollars in thousands

$1,400 1.00% 0.87% 0.90% $1,200 0.75% 0.80% 0.67% $1,000 0.70% $1,244 0.55% 0.60% ROAA

Net Income $800 $1,106

0.39% 0.50% 0.39% $600 0.32% $947 $815 0.33% 0.40% 0.26% 0.32% 0.28% 0.22% 0.24% $582 $400 $573 0.30% 0.15% 0.20% $200 $387 $462 $370 $443 $304 $330 0.10% $284 $205

$0 0.00%

Net Income ROAA

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

Track Record of Improving Shareholder Fundamentals

Tangible Book Value Per Share

$20.00

Second Step  $16.57 $17.15 Offering 7/13/10 $16.00

$12.00 $10.25 $8.77 $9.18 $8.27 $8.00

$4.00

12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2011 YTD

Earnings Per Share

$1.25

Second Step  $0.97 $1.00 Offering 7/13/10 $0.75

$0.50 $0.37 $0.34 $0.35 $0.29 $0.31 $0.25

$0.00

12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010 6/30/2011 YTD

Market Statistics

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

COBK Stock Price Performance

Since IPO – June 30, 2005

1.50

1.40 COBK Price on 8/9/11 -

1.30

$12.00

1.20

+6.4% 1.10

1.00

-1.6% 0.90

0.80

Relative Change  0.70 0.60

-48.9% 0.50

0.40

0.30

06/30/05 02/17/06 10/06/06 05/30/07 01/16/08 12/31/08 08/20/09 04/12/10 11/26/10 07/18/11

COBK NASDAQ Bank S&P 500

Data as of August 9, 2011 Source: SNL Financial

CFS
COLONIAL
FINANCIAL
SERVICES, INC.

COBK vs. Public Thrifts

COBK Mid-Atlantic Thrifts NJ Thrifts Price  $12.00 Price/Book 71.3% 77.5% 82.3% Price/Tang Book 71.3% 83.7% 83.7%

* Multiples represent the median value for Mid-Atlantic Thrifts and NJ Thrifts. Thrift Peers exclude COBK.

As of August 9, 2011 Source: SNL Financial

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